Prospectus Supplement

May 1, 2020

for

The Guardian Variable Account 1 (VA-1)

The Guardian Variable Account 2 (VA-2)

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information should be read in conjunction with the Prospectus and Statement of Additional Information dated May 1, 1988 for The Guardian Variable Account 1 (VA-1) and The Guardian Variable Account 2 (VA-2).

The information below regarding your allocation options replaces the chart of variable investment options in your prospectus, as amended, in the section entitled “Your Allocation Options — The Variable Investment Options.”

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address
Victory RS Large Cap Alpha Fund	Long-term capital appreciation.	Normally invests at least 80% of its net assets in companies considered by the Fund’s investment management team to be (at the time of purchase) large-capitalization companies. For purposes of this investment strategy, a company is considered to be large-capitalization if its market capitalization is at least $5 billion.	Victory Capital Management Inc. 4900 Tiedeman Road 4th Floor Brooklyn, Ohio 44144

Some of these Funds may not be available in your state.

Please refer to your prospectus for important information including fees and expenses. Please read the prospectus carefully before investing or sending money. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing.

As always, the availability of any investment option is subject to change. See your prospectus for more information concerning the addition, deletion or substitution of investments.

Except as set forth herein, all other provisions of the prospectuses noted above, as previously supplemented, shall remain unchanged.

This Prospectus Supplement must be preceded or accompanied by the most recent

Prospectus available and should be retained with the Prospectus for future reference.